Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Guggenheim Event Driven and Distressed Strategies Fund
Guggenheim Long Short Equity Fund
Guggenheim Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund

Supplement dated March 26, 2015 to the currently effective Class H shares Summary Prospectuses, Statutory Prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”), and Statements of Additional Information (each, an “SAI” and, together, the “SAIs”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAIs for the Funds listed above and should be read in conjunction with the Prospectuses and SAIs.

I.    Class H Shares to be Redesignated Class P Shares

Effective following the close of business on April 30, 2015, or such later date as may be determined appropriate by management (the “Redesignation Date”), all outstanding Class H shares of the Guggenheim Event Driven and Distressed Strategies Fund, Guggenheim Long Short Equity Fund, Guggenheim Managed Futures Strategy Fund, and Guggenheim Multi-Hedge Strategies Fund (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Rydex Series Funds (the “Trust”), will be redesignated as Class P shares, and the Funds will no longer offer Class H shares.

II.    Description of Class P Shares

Class P shares of the Funds will be offered primarily through broker/dealers and other financial intermediaries with which the Funds’ distributor, Guggenheim Funds Distributors, LLC (the “Distributor”), has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed accounts programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.

Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount or a minimum account balance.

Except as noted below, Class P shares may be exchanged for Class P shares of any other fund in the Guggenheim Investments family of funds (collectively, “Guggenheim Funds”). However, such exchanges may be subject to and limited by the availability of Class P shares of the Guggenheim Funds offered by the participating broker/dealer or financial intermediary.

Shareholders who hold Class P shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee may be able to convert their Class P shares to Institutional Class shares, if available. Shareholders should inquire with their financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class P shares may be converted automatically by their financial intermediaries.

Following the redesignation of outstanding Class H shares, Class H shareholders who currently have accounts held directly at Guggenheim Investments will not be permitted to purchase additional Class P shares or exchange their Class P shares for Class P shares or any other share class of other Guggenheim Funds. Guggenheim Investments will be separately notifying these shareholders of their redemption and exchange options should they decide they do not want to hold Class P shares upon the redesignation of their Class H shares. Class H Shareholders should contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 with any questions about the redesignation of their Class H shares.

III.    No Shareholder Action Required

No action is required of Class H shareholders to effect the redesignation of their current Class H shares.

Class H shareholders who do not wish to hold Class P shares may redeem (sell) or exchange their Class H shares in the manner described in the Funds’ Prospectuses under “Selling Fund Shares” and “Exchanging Fund Shares,” respectively, at any time prior to the Redesignation Date.

Class H shareholders that do not redeem or exchange their Class H shares of the Fund(s) prior to the Redsignation Date will receive Class P shares of the Fund(s) with a value equal to the value of their investment in Class H shares as of the Redesignation Date.

For more information, or to request copies of the Funds’ prospectuses, call Client Services at 800.820.0888 or visiting guggenheiminvestments.com.

The changes to the Funds’ share class offering discussed above will not affect the day-to-day management of the Funds in any way, and is not expected to increase the Funds’ fees and expenses.

Please retain this supplement for future reference.

FIMF-COMBO-SUP-0315

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